EXHIBIT 99.1

DISTRICT COURT DENIES REQUEST TO ENJOIN ACQUISITION OF CHANGE

HEALTHCARE INC. BY UNITEDHEALTH GROUP INCORPORATED; CHANGE

HEALTHCARE INC. ANNOUNCES SPECIAL CASH DIVIDEND

September 20, 2022 05:15 PM Eastern Daylight Time

NASHVILLE, Tenn. – (BUSINESS WIRE) – Yesterday, the U.S. District Court for the District of Columbia issued an opinion and final appealable order denying the request made by the U.S. Department of Justice and the States of New York and Minnesota for the Court to enjoin UnitedHealth Group Incorporated (NYSE: UNH) (“UnitedHealth Group”) from acquiring Change Healthcare Inc. (Nasdaq: CHNG) (the “Company” or “Change Healthcare”) pursuant to the proposed merger (the “Merger”) between the Company and a wholly owned subsidiary of UnitedHealth Group, which will result in the combination of the Company and Optum Insight, a part of UnitedHealth Group. The opinion and final appealable order also require UnitedHealth Group and the Company to divest ClaimsXten to TPG Capital as proposed by UnitedHealth Group and the Company.

Today, the Company announced that it has declared a one-time special dividend of $2.00 in cash per each issued and outstanding share of common stock of the Company. The special dividend will be paid to stockholders of record of the Company’s common stock as of immediately prior to the effective time of the Merger which pursuant to Nasdaq requirements will occur no less than ten (10) days from today, subject to the satisfaction of closing conditions. The special dividend will be payable on or about the first business day following the closing of the Merger.

About Change Healthcare

Change Healthcare is a leading healthcare technology company, focused on insights, innovation, and accelerating the transformation of the U.S. healthcare system through the power of the Change Healthcare platform. Change Healthcare provides data and analytics-driven solutions to improve clinical, financial, administrative, and patient engagement outcomes in the U.S. healthcare system. Learn more at changehealthcare.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this press release that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger, the one-time cash dividend and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this press release or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the inability to complete the proposed merger due to the failure to satisfy the conditions to the completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s operations, results and business generally; the risk that the proposed merger will not be consummated in a timely manner, exceeding the expected costs of the merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic (including the rise of COVID-19 variant strains such as the Delta and Omicron variants) on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to retain and recruit key management personnel and other talent (including while the proposed merger is pending); Change Healthcare’s ability to retain or renew existing customers and attract new customers; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in Change Healthcare’s end-customer markets; Change Healthcare’s ability to effectively manage its costs; Change Healthcare’s ability to effectively develop and maintain relationships with its channel partners; Change Healthcare’s ability to timely develop new services and improve existing solutions; Change Healthcare’s ability to deliver services timely without interruption; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; risks related to international operations; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; government regulation and changes in the regulatory environment; changes in local, state, federal and international laws and regulations, including related to taxation; economic and political instability in the U.S. and international markets where Change Healthcare operates; the economic impact of escalating global tensions, including the conflict between Russia and Ukraine, and the adoption or expansion of economic sanctions or trade restrictions; litigation or regulatory proceedings; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity; the potential dilutive effect of future issuance of shares of Change Healthcare’s common stock; the impact of anti-takeover provisions in Change Healthcare’s organizational documents and under Delaware law, which may discourage or delay acquisition attempts, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on May 26, 2022 as such factors may be updated from time to time in our periodic filings with the SEC.

Change Healthcare’s forward-looking statements speak only as of the date of this press release or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this press release to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contacts

David Elliott

Enterprise Strategy & Investor Relations

205-907-5540

daelliott@changehealthcare.com

Katherine Wojtecki

External Communications

630-624-9142

Katherine.Wojtecki@changehealthcare.com